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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 1996


                                   CHIREX INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-27698                                  04-3296309
       (Commission File Number)             (I.R.S. Employer Identification No.)


           65 WILLIAM STREET
       WELLESLEY, MASSACHUSETTS                             02181
(Address of principal executive offices)                  (Zip Code)


                                 (617) 431-2200
              (Registrant's telephone number, including area code)


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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 5, 1996, the Registrant engaged Arthur Andersen LLP as its independent accountant and dismissed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") from such position. The decision to change accountants was made by the Board of Directors of the Registrant. The report of Coopers & Lybrand on the Registrant's financial statements for 1995 (the only year for which the financial statements of the Registrant were audited by Coopers & Lybrand) did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

         The reports of Coopers & Lybrand on the financial statements of SepraChem Inc., a wholly owned subsidiary of the Registrant, for 1994 and 1995 did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

         The report of Coopers & Lybrand on the financial statements of Crossco
(157) Limited, a wholly owned subsidiary of the Registrant ("Crossco"), for 1995 (the only year for which the financial statements of Crossco were audited by Coopers & Lybrand) did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

         The report of Coopers & Lybrand on the financial statements of Sterling Organics Limited, an indirect wholly owned subsidiary of the Registrant ("Sterling Organics"), for 1994 and the period ended August 10, 1995 (the only periods for which the financial statements of Sterling Organics were audited by Coopers & Lybrand) contained a qualification of its opinion. The report stated that in the financial statements of Sterling Organics for 1994 and the period ended August 10, 1995, Sterling Organics had not "pushed down" certain purchase accounting adjustments related to fiscal periods when Sterling Organics was owned by other parent companies, as required by generally accepted accounting principles, as established by the Securities and Exchange Commission for public companies. Coopers & Lybrand excepted from its opinion in such report on the financial statements of Sterling Organics the effects of not pushing down such adjustments. With the exception of such qualification, the report of Coopers & Lybrand on the financial statements of Sterling Organics did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 1994 and 1995 and the subsequent interim period immediately preceding the date of this change in accountants, the Registrant and each of its subsidiaries (the "Subsidiaries") had no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant or any of the Subsidiaries.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CHIREX INC.


Date:  September 11, 1996                    By:
                                                --------------------------------
                                                Michael A. Griffith
                                                Vice President - Finance,
                                                Chief Financial Officer and
                                                Treasurer



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                                  EXHIBIT INDEX


Exhibit Number                     Description
- --------------                     -----------

       16           Letter re Change in Certifying Accountant



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